UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 14, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Exelon Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On June 14, 2024, Constellation Energy Generation, LLC (Constellation) entered into an amended and restated five-year revolving credit facility (RCF) with JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions. The RCF provides for an aggregate commitment of $4,500,000,000, which may be drawn down in the form of loans and/or letters of credit. The RCF will be used principally to back up commercial paper issuances at Constellation and requirements for letters of credit.

Lending commitments under the RCF will terminate five years after the effective date, unless extended. The RCF includes provisions for one-year extensions at the option of Constellation and with the consent of the lenders. The RCF also includes provisions for reduction of the amount of the facility at the option of Constellation and provisions for the limited increase of the lenders’ commitments to lend at Constellation’s request and with the consent of the lenders.

The RCF includes covenants substantially the same as the covenants in existing bank credit facilities for Constellation. The RCF also includes events of default substantially the same as the events of default in the existing bank credit facilities for Constellation.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Amended and Restated Credit Agreement dated as of June 14, 2024 among Constellation JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

June 14, 2024

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Credit Agreement dated as of June 14, 2024 among Constellation JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.